Other Long-Term Liabilities	12 Months Ended
Dec. 31, 2019
Subclassifications of assets, liabilities and equities [abstract]
Other Long-Term Liabilities
Other Long-Term Liabilities

	2019	2018
Asset retirement obligations	$5,771	$3,886
Lease liabilities (note 8)	1,809	—
Share-based compensation	297	124
Risk management (note 19)	112	17
Deferred purchase consideration (1)	95	118
Other	98	80
	8,182	4,225
Less: current portion	819	335
	$7,363	$3,890

(1)	Relates to the acquisition of the Joslyn oil sands project in 2018, payable in annual installments of $25 million over the next four years.
ASSET RETIREMENT OBLIGATIONS
The Company’s asset retirement obligations are expected to be settled on an ongoing basis over a period of approximately 60 years and discounted using a weighted average discount rate of 3.8% (2018 – 5.0%; 2017 – 4.7%) and inflation rates of up to 2% (December 31, 2018 – up to 2%). Reconciliations of the discounted asset retirement obligations were as follows:

	2019	2018	2017
Balance – beginning of year	$3,886	$4,327	$3,243
Liabilities incurred	15	19	12
Liabilities acquired, net	198	6	784
Liabilities settled	(296)	(290)	(274)
Asset retirement obligation accretion	190	186	164
Revision of cost, inflation rates and timing estimates	412	(111)	(40)
Change in discount rates	1,412	(334)	509
Foreign exchange adjustments	(46)	83	(71)
Balance – end of year	5,771	3,886	4,327
Less: current portion	208	186	92
	$5,563	$3,700	$4,235
Segmented Asset Retirement Obligations

	2019	2018
Exploration and Production
North America	$2,792	$1,665
North Sea	816	707
Offshore Africa	161	134
Oil Sands Mining and Upgrading	2,000	1,379
Midstream and Refining	2	1
	$5,771	$3,886

SHARE-BASED COMPENSATION
The liability for share-based compensation includes costs incurred under the Company’s Stock Option Plan and PSU plans. The Company’s Stock Option Plan provides current employees with the right to elect to receive common shares or a cash payment in exchange for stock options surrendered. The PSU plan provides certain executive employees of the Company with the right to receive a cash payment, the amount of which is determined by individual employee performance and the extent to which certain other performance measures are met.
The Company recognizes a liability for potential cash settlements under these plans. The current portion of the liability represents the maximum amount of the liability payable within the next twelve month period if all vested stock options and PSUs are settled in cash.

	2019	2018	2017
Balance – beginning of year	$124	$414	$426
Share-based compensation expense (recovery)	223	(146)	134
Cash payment for stock options surrendered	(2)	(5)	(6)
Transferred to common shares	(53)	(120)	(154)
Charged to (recovered from) Oil Sands Mining and Upgrading, net	5	(19)	14
Balance – end of year	297	124	414
Less: current portion	227	92	348
	$70	$32	$66

Included within share-based compensation liability as at December 31, 2019 was $62 million (2018 – $13 million; 2017 – $5 million) related to PSUs granted to certain executive employees.
The fair value of stock options outstanding was estimated using the Black-Scholes valuation model with the following weighted average assumptions:

	2019	2018	2017
Fair value	$7.88	$3.33	$11.82
Share price	$42.00	$32.94	$44.92
Expected volatility	26.7%	27.4%	27.1%
Expected dividend yield	3.6%	4.1%	2.5%
Risk free interest rate	1.7%	1.9%	1.8%
Expected forfeiture rate	4.3%	4.2%	5.0%
Expected stock option life (1)	4.4 years	4.4 years	4.5 years

(1)	At original time of grant.
The intrinsic value of vested stock options at December 31, 2019 was $75 million (2018 – $27 million; 2017 – $195 million).